UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our” or the “Company”), in connection with the matters described herein.
Item 5.07.  Submission of Matters to a Vote of Security Holders.

We held a special meeting of stockholders on September 15, 2017 (the “Special Meeting”).  The matters that were submitted to our stockholders for approval at the Special Meeting and the voting results with respect to each matter are set forth below. The proposals related to each matter are described in detail in our definitive Proxy Statement filed with the Securities and Exchange Commission on August 8, 2017.

1.              Approval of Merger Agreement.  The Agreement and Plan of Merger, dated as of July 9, 2017, as it may be amended or modified from time to time, among ClubCorp Holdings, Inc., Constellation Club Parent, Inc. (“Parent”), and Constellation Merger Sub Inc. (“Merger Sub”) (the “Merger Agreement”) was approved.  Voting results were as follows:

For	Against	Abstain	Broker Non-Votes
52,324,354	74,484	214,248	—

2.              Advisory Vote on Named Executive Officer Merger-Related Compensation.  The non-binding advisory vote on certain compensation that will or may become payable to the named executive officers of ClubCorp Holdings, Inc. in connection with the merger contemplated by the Merger Agreement was approved. Voting results were as follows:

For	Against	Abstain	Broker Non-Votes
26,970,189	25,351,972	290,925	—

The vote to approve such compensation was advisory only and the result is not binding on the Company or Parent and is not a condition to consummation of the merger contemplated by the Merger Agreement.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting to for the purpose of soliciting additional proxies in favor of the proposal to approve the Merger Agreement if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.  Because there were sufficient votes from the Company’s stockholders to approve the proposal to approve the Merger Agreement, adjournment of the Special Meeting was unnecessary and the proposal to adjourn the Special Meeting was not called.

Item 8.01.  Other Events.

On September 15, 2017, the Company issued a press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number		Description
99.1	*	Press Release of ClubCorp Holdings, Inc., dated September 15, 2017

*	Filed herewith

Forward Looking Statements
This Current Report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger (the “Merger”) of Merger Sub with and into the Company on the terms and subject to the conditions set forth in the Merger Agreement, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the failure to satisfy the conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on the Company’s relationships with its members, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in the Company’s relationships with its employees; capital market conditions, including availability of funding sources for us; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.
Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 27, 2016, as amended (our “2016 Form 10-K”). There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2016 Form 10-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number		Description
99.1	*	Press Release of ClubCorp Holdings, Inc., dated September 15, 2017

*	Filed herewith